POWER OF ATTORNEY

         I, the undersigned, hereby constitute Joseph J. McBrien, James P. Wallin, John J. Pileggi and Joan V. Fiore, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Evergreen Asset Management Corp. and First Union National Bank of North Carolina serve as investment adviser as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                  In Witness Whereof, I have executed this Power of Attorney as of this 8th day of February, 1996.


Signature
/s/John J. Pileggi
------------------
John J. Pileggi
Title, President and Treasurer

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Joseph J. McBrien, James P. Wallin, John J. Pileggi and Joan V. Fiore, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Evergreen Asset Management Corp. and First Union National Bank of North Carolina serve as investment adviser as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                  In Witness Whereof, I have executed this Power of Attorney as of this 8th day of February, 1996.


Signature

/s/Michael S. Scofield
-----------------------
Michael S. Scofield
Title, Trustee

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Joseph J. McBrien, James P. Wallin, John J. Pileggi and Joan V. Fiore, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Evergreen Asset Management Corp. and First Union National Bank of North Carolina serve as investment adviser as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                  In Witness Whereof, I have executed this Power of Attorney as of this 8th day of February, 1996.


Signature

/s/Laurence B. Ashkin
---------------------
Laurence B. Ashkin
Title, Trustee

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Joseph J. McBrien, James P. Wallin, John J. Pileggi and Joan V. Fiore, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Evergreen Asset Management Corp. and First Union National Bank of North Carolina serve as investment adviser as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                  In Witness Whereof, I have executed this Power of Attorney as of this 8th day of February, 1996.


Signature

/s/ Foster Bam
------------------
Foster Bam
Title, Trustee

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Joseph J. McBrien, James P. Wallin, John J. Pileggi and Joan V. Fiore, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Evergreen Asset Management Corp. and First Union National Bank of North Carolina serve as investment adviser as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                  In Witness Whereof, I have executed this Power of Attorney as of this 8th day of February, 1996.


Signature

/s/ James Howell
------------------
James Howell
Title, Trustee

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Joseph J. McBrien, James P. Wallin, John J. Pileggi and Joan V. Fiore, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Evergreen Asset Management Corp. and First Union National Bank of North Carolina serve as investment adviser as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                  In Witness Whereof, I have executed this Power of Attorney as of this 8th day of February, 1996.


Signature

/s/ Gerald McDonnell
--------------------
Gerald McDonnell
Title, Trustee

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Joseph J. McBrien, James P. Wallin, John J. Pileggi and Joan V. Fiore, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Evergreen Asset Management Corp. and First Union National Bank of North Carolina serve as investment adviser as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                  In Witness Whereof, I have executed this Power of Attorney as of this 8th day of February, 1996.


Signature

/s/ Thomas L. McVerry
---------------------
Thomas L. McVerry
Title, Trustee

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Joseph J. McBrien, James P. Wallin, John J. Pileggi and Joan V. Fiore, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Evergreen Asset Management Corp. and First Union National Bank of North Carolina serve as investment adviser as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                  In Witness Whereof, I have executed this Power of Attorney as of this 8th day of February, 1996.


Signature

/s/ William W. Pettit
---------------------
William W. Pettit
Title, Trustee

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Joseph J. McBrien, James P. Wallin, John J. Pileggi and Joan V. Fiore, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Evergreen Asset Management Corp. and First Union National Bank of North Carolina serve as investment adviser as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                  In Witness Whereof, I have executed this Power of Attorney as of this 8th day of February, 1996.


Signature

/s/ Russell A. Salton, III
--------------------------
Russell A. Salton, III
Title, Trustee